UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 21, 2008
Bell Microproducts Inc.
(Exact name of registrant as specified in its charter)

California	0-21528	94-3057566

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1941 Ringwood Avenue, San Jose,	95131-1721
California

(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:	408-451-9400
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 21, 2008, Bell Microproducts Limited, Bell Microproducts Europe Export Limited, Bell Microproducts Europe (Holdings) B.V., BM Europe Partners C.V., and Bell Microproducts Europe B.V., which are subsidiaries of Bell Microproducts Inc., supplemented the terms of the December 2, 2002 Syndicated Credit Agreement with Bank of America, National Association, as set forth in the Ninth Supplemental Agreement, which included extending the termination date of the credit facility from October 20, 2008 to October 20, 2011.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
Exhibit 10.1 Ninth Supplemental Agreement dated May 21, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Microproducts Inc.
May 28, 2008	By:	/s/ Andrew S. Hughes
		Name:	Andrew S. Hughes
		Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Ninth Supplemental Agreement dated May 21, 2008.